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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):   August 19, 1997
                                                     -----------------------

                          LITTLEFIELD, ADAMS & COMPANY
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             (Exact name of registrant as specified in its charter)



      New Jersey                       1-8176                 22-1469846
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
   of incorporation)                                       Identification No.)


    6262 Executive Blvd., Huber Heights, Ohio         45424-1423
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      (Address of principal executive offices)       (Zip Code)


   Registrant's telephone number, including area code:   (937) 236-0660
                                                       ------------------

        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

      (a)  The Common Stock of Littlefield, Adams & Company (the
           "Company" or the "Registrant") to be removed from the American Stock Exchange (the "AMEX").

            (i) The last day of trading on the AMEX for the Registrant's Common Stock will be Friday, September 5, 1997.

            (ii) Please refer to the News Release issued August
                 19, 1997, which is attached as Exhibit 99.1.

      (b) Littlefield, Adams & Company signs license agreement with Twentieth Century Fox for "THE SIMPSONS".

            (i) The Company has entered into a merchandising license agreement with Twentieth Century Fox for the trademark, characters and other distinctive elements of the animated television series, "THE SIMPSONS".

            (ii) Please refer to the News Release issued on August
                 20, 1997, which is attached as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits

            (99) Additional exhibits:

                  99.1 News Release issued on August 19,
                       1997, concerning the removal of the Registrant's Common Stock from the American Stock Exchange.

                  99.2 News Release issued on August 20,
                       1997, concerning the Company signing a license agreement with Twentieth Century Fox for "THE SIMPSONS".



      - Littlefield, Adams & Company, August 19, 1997, Form 8-K; Page 2 -

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Littlefield, Adams & Company
                                       (Registrant)


Dated:  August 28, 1997                By: /S/ DAVID M. SIMMONDS /S/
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                                           David M. Simmonds
                                           Chairman, Chief Executive Officer and
                                           President



      - Littlefield, Adams & Company, August 19, 1997, Form 8-K; Page 3 -